EQUITY	12 Months Ended
Dec. 31, 2023
EQUITY
EQUITY

16.   EQUITY

Common Shares

The Company’s authorized share capital includes an unlimited number of common shares with no par value. As at December 31, 2023, Agnico Eagle’s issued common shares totaled 497,970,524 (December 31, 2022 – 457,160,104), of which 671,083 common shares are held in trusts as described below (2022 — 694,808).

The common shares held in trusts relate to the Company’s RSU plan, PSU plan and Long Term Incentive Plan (“LTIP”). The trusts have been evaluated under IFRS 10 - Consolidated Financial Statements and are consolidated in the accounts of the Company, with shares held in trust offset against the Company’s issued shares in its consolidated financial statements. The common shares purchased and held in trusts are excluded from the basic net income per share calculations until they have vested. All of the non-vested common shares held in trusts are included in the diluted net income per share calculations, unless the impact is anti-dilutive.

On April 28, 2022, the Company received approval from the Toronto Stock Exchange to establish a normal course issuer bid (“NCIB”). The Company has authorized purchases under the NCIB of the lesser of (i) 5% of the issued and outstanding common shares on the date of commencement or renewal of the NCIB, as the case may be, and (ii) such number of common shares that may be purchased for an aggregate purchase price, excluding commissions, of $500.0 million from the commencement or renewal of the NCIB as the case may be. On May 2, 2023, the Company received approval from the Toronto Stock Exchange to renew the NCIB until May 3, 2024.

During the year ended December 31, 2023, the Company repurchased and cancelled 100,000 common shares (2022 - 1,569,620) for aggregate consideration of $4.8 million (2022 - $69.9 million) at an average price of $47.74 (2022 - $44.53) under the NCIB. The book value of the cancelled shares was $3.6 million (2022 - $55.9 million) and was treated as a reduction to common share capital. The portion of the consideration paid for the repurchased shares in excess of their book value, $1.2 million (2022 - $14.0 million), was treated as a reduction from contributed surplus.

16.   EQUITY (Continued)

The following table sets out the maximum number of common shares that would be outstanding if all dilutive instruments outstanding as at December 31, 2023 were exercised:

Common shares outstanding at December 31, 2023	497,299,441
Employee stock options	4,646,412
Common shares held in trusts in connection with the RSU plan (Note 17C), PSU plan (Note 17D) and LTIP	671,083
Total	502,616,936

Net Income Per Share

The following table sets out the weighted average number of common shares used in the calculation of basic and diluted net income per share:

	Year Ended December 31,
	2023	2022
Net income for the year - basic	$1,941,307	$670,249
Add: Dilutive impact of cash settling stock-based compensation	(4,736)	—
Net income for the year - diluted	1,936,571	670,249
Weighted average number of common shares outstanding — basic (in thousands)	488,723	437,678
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	1,174	738
Add: Dilutive impact of employee stock options	16	117
Weighted average number of common shares outstanding — diluted (in thousands)	489,913	438,533
Net income per share — basic	$3.97	$1.53
Net income per share — diluted	$3.95	$1.53

Diluted net income per share has been calculated using the treasury stock method. In applying the treasury stock method, outstanding employee stock options with an exercise price greater than the average quoted market price of the common shares for the period outstanding are not included in the calculation of diluted net income per share as the impact would be anti-dilutive.

For the year ended December 31, 2023, 3,323,122 (2022 — 4,194,765) employee stock options were excluded from the calculation of diluted net income per share as their impact would have been anti-dilutive.